SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 OR 15(d) of
                  the  Securities Exchange Act of 1934

                             Date of Report:

                              May 26, 1999


                             VSE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)



                                DELAWARE
      State or Other Jurisdiction of Incorporation or Organization)



        0-3676                                       54-0649263
(Commission File Number)                   (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                       22303-1499
(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code:  (703) 960-4600

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VSE CORPORATION



Item 5.    OTHER EVENTS

     On May 26, 1999, VSE Corporation (the "Registrant") reported on the sale of its software products and services business segment, which consists of the operations of CMstat Corporation ("CMstat"), to a company wholly owned by CMstat's CEO, John S. Daley.

Item 7.  (c)  EXHIBITS

     (i) A copy of the Registrant's press release regarding the matter discussed above under Item 5.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  June 1, 1999                      /s/ T. J. Corridon
                                         ______________________________________
                                         T. J. Corridon, Senior Vice President,
                                               and Chief Financial Officer
                                              (Principal Financial Officer)



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